SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):
                          July 30, 1998



                   CONTINENTAL AIRLINES, INC.
     (Exact name of registrant as specified in its charter)



   Delaware                0-09781                 74-2099724
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)          Identification No.)
incorporation)



2929 Allen Parkway, Suite 2010, Houston, Texas            77019
  (Address of principal executive offices)             (Zip Code)


                         (713) 834-2950
      (Registrant's telephone number, including area code)

Item 7.Financial Statements and Exhibits.

         Effective December 31, 1997, Continental Airlines, Inc. (the "Company") adopted Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share", which replaced the calculation of primary earnings per share and fully diluted earnings per share with basic earnings per share and diluted earnings per share. In accordance with
         Item 601(c) (2) of Regulation S-K, the Company is filing this Current Report on Form 8-K to reflect compliance with FAS 128.

         (c)  Exhibits

              27.1 Restated Financial Data Schedule for the quarterly periods ended March 31, 1995, June 30, 1995, September 30,1995 and the fiscal year ended December 31, 1995. Submitted as restated Exhibit 27 on Form 10-Q to the quarterly periods ended March 31, 1995, June 30, 1995, September 30, 1995, and to the Year Ended Report on Form 10-K for the fiscal year ended December 31, 1995.

              27.2 Restated Financial Data Schedule for the quarterly periods ended March 31, 1996, June 30, 1996, September 30,1996 and the fiscal year ended December 31, 1996. Submitted as restated Exhibit 27 on Form 10-Q to the quarterly periods ended March 31, 1996, June 30, 1996, September 30, 1996, and to the Year Ended Report on Form 10-K for the fiscal year ended December 31, 1996.

              27.3 Restated Financial Data Schedule for the quarterly periods ended March 31, 1997, June 30, 1997, and September 30,1997. Submitted as restated Exhibit 27 on Form 10-Q to the quarterly periods ended March 31, 1997, June 30, 1997 and September 30, 1997.

                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONTINENTAL AIRLINES, INC.



                                   By /s/ Jeffery A. Smisek
                                      Jeffery A. Smisek
                                      Executive Vice President
                                      and General Counsel


July 30, 1998

                        EXHIBIT INDEX


27.1 Restated Financial Data Schedule for the quarterly periods ended March 31, 1995, June 30, 1995, September 30,1995 and the fiscal year ended December 31, 1995. Submitted as restated Exhibit 27 on Form 10-Q to the quarterly periods ended March 31, 1995, June 30, 1995, September 30, 1995, and to the Year Ended Report on Form 10-K for the fiscal year ended December 31, 1995.

27.2 Restated Financial Data Schedule for the quarterly periods ended March 31, 1996, June 30, 1996, September 30,1996 and the fiscal year ended December 31, 1996. Submitted as restated Exhibit 27 on Form 10-Q to the quarterly periods ended March 31, 1996, June 30, 1996, September 30, 1996, and to the Year Ended Report on Form 10-K for the fiscal year ended December 31, 1996.

27.3 Restated Financial Data Schedule for the quarterly periods ended March 31, 1997, June 30, 1997, and September 30,1997.
      Submitted as restated Exhibit 27 on Form 10-Q to the quarterly periods ended March 31, 1997, June 30, 1997 and
      September 30, 1997.